UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 West King Street, Franklin Park, IL		60131
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 288-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Del Global Technologies Corp. issued a press release today announcing the availability of a new digital high-resolution x-ray unit designed in collaboration with H.R. Simon and Company of Baltimore, Maryland.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated May 14, 2008 titled “Del Medical Systems Group Teams with H.R. Simon to Launch VetVision DRds”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: May 14, 2008	By:	/s/ Mark A. Zorko
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 14, 2008 titled “Del Medical Systems Group Teams with H.R. Simon to Launch VetVision DRds”